T. ROWE PRICE
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T. Rowe Price Tax-Free Funds

   Tax-Free High Yield Fund


 Supplement to prospectuses dated July 1, 1999
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 Effective April 1, 2000, the Portfolio Management section on page 22 of the prospectus is updated with the following:

 T. Rowe Price Tax-Free High Yield Fund
 Mary J. Miller is Chairman of the Investment Advisory Committee for the Tax-Free High-Yield Fund, responsible for its day-to-day management. Ms. Miller is Director of the Municipal Bond Department and has been a member of the fund's advisory committee since its 1985 inception. She has been with T. Rowe Price since 1983. She succeeds William F. Snider, who has left T. Rowe Price to pursue new opportunities.

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 The date of this supplement is April 14, 2000.
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                                                                C03-041 04/14/00